                                                                       Exhibit 1

                             JOINT FILING AGREEMENT

In accordance with Rule 13d-1(f)(1) under the Securities Exchange Act of 1934, as amended, the undersigned agree that only one statement containing the information required by Schedule 13G need be filed by each of the undersigned with respect to the ownership by each of the undersigned of shares of stock of Anadigics, Inc. This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

Canaan Venture Limited Partnership
By:     Canaan Management Limited Partnership
        Its General Partner
By:     Canaan Venture Partners L.P.
        Its General Partner

By:               *
        -------------------------------------
        General Partner

Canaan Venture Offshore Limited Partnership, C. V.
By:     Canaan Management Limited Partnership
        Its General Partner
By:     Canaan Venture Partners L.P.
        Its General Partner

By:               *
        -------------------------------------
        General Partner

Canaan Management Limited Partnership
By:     Canaan Venture Partners L.P.
        Its General Partner

By:               *
        -------------------------------------
        General Partner

Canaan Offshore Management, N.V.

By:               *
        -------------------------------------
        Director

Canaan Venture Partners L.P.

By:               *
        -------------------------------------
        General Partner


                              Page 17 of 21 Pages
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                  *
        -------------------------------------
        Harry T. Rein


                  *
        -------------------------------------
        James J. Fitzpatrick


                  *
        -------------------------------------
        Gregory Kopchinsky


                  *
        -------------------------------------
        Robert J. Migliorino


                  *
        -------------------------------------
        Eric A. Young


                                                 *By:  /s/ Guy M. Russo
                                                       ------------------------
                                                       Guy M. Russo
                                                       Attorney-in-Fact

This Schedule 13G was executed by Guy M. Russo pursuant to Powers of Attorney filed with the Securities and Exchange Commission on April 22, 1997, in connection with a Schedule 13D for Alarmguard Holdings, Inc., which Powers of Attorney are incorporated herein by reference and copies of which are attached hereto as Exhibit 2.


                              Page 18 of 21 Pages